UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 22, 2022

Isoray, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33407 (Commission File Number)	41-1458152 (IRS Employer Identification No.)

350 Hills Street, Suite 106, Richland, Washington 99354
(Address of Principal Executive Offices) (Zip Code)

(509) 375-1202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ISR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 22, 2022, Isoray, Inc. (the “Company”) entered into a Promissory Note and Security Agreement (the “Note”) with Viewpoint Molecular Targeting, Inc., a Delaware corporation (“Viewpoint”), pursuant to which the Company loaned the amount of $6,000,000 to Viewpoint (the “Loan”).

The Note bears interest at the rate of 15% per annum, matures on December 31, 2023, and is secured by a first-priority security interest in all of Viewpoint’s present and after-acquired personal property. The unpaid balance plus all accrued interest and other amounts payable under the Note may be accelerated upon an event of default thereunder. Proceeds of the Loan are to be used by Viewpoint for business expenses in accordance with a budget provided to the Company.

The above description is only a summary of the Note, does not purport to be a complete description of the Note, and is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

The Company and Viewpoint are parties to that certain Agreement and Plan of Merger, dated as of September 27, 2022 (the “Merger Agreement”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated October 21, 2022 (the “First Amendment”), pursuant to which Isoray Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, will be merged with and into Viewpoint, with Viewpoint continuing as the surviving entity and becoming a wholly owned subsidiary of the Company. The Merger Agreement and First Amendment are more fully described in the Current Reports on Form 8-K filed by the Company on September 28, 2022, and October 24, 2022.

Item 8.01	Other Events.

Thijs Spoor, Viewpoint’s Chief Executive Officer, and certain other officers and directors of Viewpoint have purchased and may purchase additional shares of common stock of the Company on the open market.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Promissory Note and Security Agreement, dated November 22, 2022, between Isoray, Inc. and Viewpoint Molecular Targeting, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2022

Isoray, Inc., a Delaware corporation

By:	/s/ Lori A. Woods
Lori A. Woods, CEO